Exhibit 99.1

PDL Community Bancorp Announces Results for the Year Ended December 31, 2018

New York (March 20, 2019): PDL Community Bancorp (the “Company”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”), reported net income of $2.7 million for the year ended December 31, 2018 compared to a net loss of $4.4 million for the year ended December 31, 2017. The Company was formed on September 29, 2017 in conjunction with the reorganization of Ponce De Leon Federal Bank, Ponce Bank’s predecessor, into a two-tier mutual holding company structure with the Company as the mid-tier stock form holding company. Accordingly, the Company’s financial results for periods prior to September 30, 2017 are solely those of Ponce Bank. The Company’s results of operations for 2017 include a one-time pre-tax contribution by the Company of 609,279 shares of common stock, valued at $6.1 million, and $200,000 in cash, to establish The Ponce De Leon Foundation (the “Foundation”).

The Company reported net income of $635,000 for the quarter ended December 31, 2018 compared to a net loss of $2.9 million for the same period in 2017. Basic and diluted earnings per share for the three months ended December 31, 2018 were both $0.04.

Carlos P. Naudon, President and CEO, remarked that “we are deriving significant benefits from continuing to focus on organic growth while investing in enhancing our customers’ experiences.” Executive Chairman Steven A. Tsavaris noted that “our investments leading up to becoming a public company have contributed to a reduction in the growth of the costs of being a public company.”

Net Interest Income

Net interest income was $36.7 million for the year ended December 31, 2018, up $4.5 million, or 13.9%, from $32.2 million for the year ended December 31, 2017. The increase in net interest income for the year ended December 31, 2018 compared to the year ended December 31, 2017 reflects a $7.2 million, or 18.4%, increase in total interest and dividend income offset by an increase of $2.7 million, or 39.9%, in total interest expense. The increase in interest and dividend income is primarily due to growth in the investor-owned one-to-four family, multifamily, nonresidential, and construction and land loans that provided an increase in average outstanding loans of $131.5 million, or 17.9%, for the year ended December 31, 2018 compared to the same period in 2017. The net interest rate spread and net interest margin was 3.57% and 3.92%, respectively, for the year ended December 31, 2018 compared to 3.76% and 4.02%, respectively, for the same period in 2017. The average yield on loans decreased to 5.18% for the year ended December 31, 2018 from 5.19% for the same period in 2017. The increase in interest expense is due to an increase in average interest-bearing liabilities of $81.5 million, or 13.3%, for the year ended December 31, 2018 compared to the same period in 2017. The cost of interest-bearing liabilities increased to 1.36% for the year ended December 31, 2018 from 1.11% for the same period in 2017.

Net interest income was $9.6 million for the quarter ended December 31, 2018, up $1.1 million, or 13.3%, from $8.5 million for the quarter ended December 31, 2017. The increase in net interest income for the quarter ended December 31, 2018 compared to the same period in 2017 reflects a $2.0 million, or 19.4%, increase in total interest and dividend income offset by an increase of $869,000, or 47.0%, in total interest expense. The increase in interest and dividend income is primarily due to growth in the investor-owned one-to-four family, multifamily, nonresidential, and construction and land loans, that provided an increase in average outstanding loans of $108.7 million, or 13.5%, for the quarter ended December 31, 2018 compared to the same period in 2017. The net interest rate spread and net interest margin was 3.52% and 3.90%, respectively, for the quarter ended December 31, 2018 compared to 3.58% and 3.88%, respectively, for the same period in 2017. The average yield on loans increased to 5.21% for the quarter ended December 31, 2018 from 4.96% for the same period in 2017. The increase in interest expense is due to an increase in average interest-bearing liabilities of $90.0 million, or 14.1%, for the quarter ended December 31, 2018 compared to the same period in 2017. The cost of interest-bearing liabilities increased to 1.48% for the quarter ended December 31, 2018 from 1.15% for the same period in 2017.

Noninterest Income

Noninterest income was $2.9 million for the year ended December 31, 2018, down $166,000, or 5.4%, from $3.1 million for the same period in 2017. The decrease is mainly attributed to a decrease in late fees and prepayment charges related to mortgage loans of $204,000, a decrease in service charges and brokerage commission of $78,000, offset by an increase in other fees of $116,000.

Noninterest income was $815,000 for the quarter ended December 31, 2018, up $121,000, or 17.4%, from $694,000 for the same period in 2017. The increase is mainly attributed to an increase in late fees and prepayment charges related to mortgage loans of $71,000 and other fees of $43,000.

Noninterest Expense

Noninterest expense was $34.6 million for the year ended December 31, 2018, down $2.0 million, or 5.5%, from $36.6 million for the same period in 2017. The decrease is mainly attributed to the absence of a one-time pre-tax contribution by the Company in 2017 of 609,279 shares of common stock, valued at $6.1 million, and $200,000 in cash, in connection with the establishment of the Foundation. This decrease was partially offset by increases in professional fees of $2.1 million, compensation and benefits of $830,000, occupancy expense of $848,000, and office supplies, telephone and postage of $206,000.

Noninterest expense was $9.1 million for the quarter ended December 31, 2018, up $338,000, or 3.9%, from $8.8 million for the same period in 2017. The increase is mainly attributed to increases in professional fees of $603,000 and occupancy expenses of $291,000, which was offset by a decrease in compensation and benefits of $733,000.

Asset Quality

Nonperforming assets decreased to $6.8 million, or 0.64% of total assets at December 31, 2018 from $11.4 million, or 1.23%, of total assets at December 31, 2017. The decrease is mainly attributable to a decrease in nonaccruals of $4.6 million which includes a decrease of $2.2 million in owner-occupied one-to-four family residences.

Provision for loan losses was $215,000 for the quarter ended December 31, 2018, compared to $1.2 million for the same period in 2017. Provision for loan losses was $1.2 million for the year ended December 31, 2018, compared to $1.7 million for the same period in 2017. The allowance for loan losses was $12.7 million, or 1.36%, of total loans at December 31, 2018, compared to $11.1 million, or 1.37%, of total loans at December 31, 2017. Net recoveries totaled $78,000 for the quarter ended December 31, 2018, compared to  net charge-offs of $1.3 million for the same period in 2017. Net recoveries totaled $339,000 for the year ended December 31, 2018, or 0.04%, of average loans outstanding, compared to net charge offs of $850,000 for the year ended December 31, 2017, or 0.12%, of average loans outstanding.

Balance Sheet

Total assets increased $134.4 million, or 14.5%, to $1.1 billion at December 31, 2018 from $925.5 million at December 31, 2017. Net loans increased $119.8 million, or 15.0%, to $918.5 million at December 31, 2018 from $798.7 million at December 31, 2017. The increase in loans was primarily attributed to an increase of $126.1 million in mortgage loans in the investor-owned one-to-four family residential, multifamily, nonresidential, and construction and land and $2.8 million increase in business loans. The increase was offset by a decrease of $8.1 million in owner-occupied one-to-four family residential loans.

Total deposits increased $95.8 million, or 13.4%, to $809.8 million at December 31, 2018 from $714.0 million at December 31, 2017. The increase in deposits was primarily attributed to increases in certificates of deposits of $14.0 million, in demand deposits of $12.9 million, and in money market deposits of $69.7 million.

Total stockholders’ equity was $169.2 million at December 31, 2018 compared to $164.8 million at December 31, 2017. The Company and the Bank exceeded all regulatory capital requirements to be deemed well-capitalized at December 31, 2018. The Bank’s total capital to risk-weighted asset ratio was 19.39%, the tier 1 capital to risk-weighted assets ratio and the common equity tier 1 capital ratio were both 18.14%, the tier 1 capital to total assets ratio was 13.66% at December 31, 2018 compared to 20.73%, 19.48%, and 14.67% at December 31, 2017, respectively.

About PDL Community Bancorp

PDL Community Bancorp is the holding company for Ponce Bank. The Bank’s business primarily consists of taking deposits from the general public and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of one-to-four family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. The Bank also invests in securities, which have historically consisted of U.S. Government and federal agency securities and securities issued by government-sponsored or -owned enterprises, as well as, mortgage-backed securities and Federal Home Loan Bank stock. The Bank offers a variety of deposit accounts, including demand, savings, money market and certificates of deposit.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the prospectus and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, PDL Community Bancorp’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

PDL Community Bancorp and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands, except for share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
ASSETS
Cash and due from banks:
Cash	$45,225	$5,494	$7,088	$6,570	$24,746
Interest-bearing deposits in banks	24,553	16,895	42,094	52,409	34,978
Total cash and cash equivalents	69,778	22,389	49,182	58,979	59,724
Available-for-sale securities, at fair value	27,144	24,177	28,144	28,422	28,897
Loans receivable, net of allowance for loan losses	918,509	893,884	850,426	823,014	798,703
Accrued interest receivable	3,795	3,609	3,350	3,202	3,335
Premises and equipment, net	31,135	29,293	28,366	27,684	27,172
Federal Home Loan Bank Stock (FHLB), at cost	2,915	2,621	2,617	1,673	1,511
Deferred tax assets	3,811	4,118	3,805	3,801	3,909
Other assets	2,814	2,620	2,923	2,848	2,271
Total assets	$1,059,901	$982,711	$968,813	$949,623	$925,522
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$809,758	$764,792	$753,255	$752,267	$713,985
Accrued interest payable	63	75	141	61	42
Advance payments by borrowers for taxes and insurance	6,037	7,219	5,491	6,999	5,025
Advances and borrowings	69,404	37,775	37,775	20,000	36,400
Other liabilities	5,467	5,706	5,573	4,582	5,285
Total liabilities	890,729	815,567	802,235	783,909	760,737
Commitments and contingencies	—	—	—	—	—
Stockholders' Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued	—	—	—	—	—
Common stock, $0.01 par value; 50,000,000 shares authorized; 18,463,028 shares issued and outstanding at December 31, 2018	185	185	185	185	185
Additional paid-in-capital	84,581	84,557	84,488	84,419	84,351
Retained earnings	98,813	96,896	96,495	95,796	94,855
Accumulated other comprehensive loss	(8,135)	(8,101)	(8,076)	(8,052)	(7,851)
Unearned Employee Stock Ownership Plan (ESOP) shares	(6,272)	(6,393)	(6,514)	(6,634)	(6,755)

Total stockholders' equity	169,172	167,144	166,578	165,714	164,785
Total liabilities and stockholders' equity	$1,059,901	$982,711	$968,813	$949,623	$925,522

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Income (Loss)

(Dollars in thousands, except per share data)

	For the Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Interest and dividend income:
Interest on loans receivable	$12,026	$11,483	$11,053	$10,386	$10,106
Interest and dividends on investment securities and FHLB stock	300	254	330	324	221
Total interest and dividend income	12,326	11,737	11,383	10,710	10,327
Interest expense:
Interest on certificates of deposit	2,078	1,942	1,847	1,750	1,599
Interest on other deposits	320	272	199	185	168
Interest on borrowings	321	276	204	98	83
Total interest expense	2,719	2,490	2,250	2,033	1,850
Net interest income	9,607	9,247	9,133	8,677	8,477
Provision for loan losses	215	602	337	94	1,219
Net interest income after provision for loan losses	9,392	8,645	8,796	8,583	7,258
Noninterest income:
Service charges and fees	217	191	214	223	224
Brokerage commissions	108	286	42	96	94
Late and prepayment charges	278	65	52	211	207
Other	212	172	216	355	169
Total noninterest income	815	714	524	885	694
Noninterest expense:
Compensation and benefits	4,371	4,547	4,563	4,458	5,104
Occupancy expense	1,879	1,585	1,717	1,491	1,588
Data processing expenses	357	342	300	408	293
Direct loan expenses	217	265	152	155	171
Insurance and surety bond premiums	94	87	99	89	64
Office supplies, telephone and postage	349	308	352	300	317
FDIC deposit insurance assessment	70	68	66	68	4
Charitable foundation contributions	—	—	—	—	—
Professional fees	1,025	978	529	623	422
Directors fees	69	69	70	69	71
Marketing and promotional expenses	68	40	55	52	79
Regulatory dues	60	63	58	56	18
Other operating expenses	515	417	494	490	605
Total noninterest expense	9,074	8,769	8,455	8,259	8,736
Income (loss) before income taxes	1,133	590	865	1,209	(784)
Provision for income taxes	498	188	166	268	2,081

Net income (loss)	$635	$402	$699	$941	$(2,865)
Earnings per share:
Basic	$0.04	$0.02	$0.04	$0.05	$(0.16)
Diluted	$0.04	$0.02	$0.04	$0.05	$(0.16)

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Income (Loss)

(Dollars in thousands, except per share data)

	For the Years Ended December 31,
	2018	2017	Variance $	Variance %
Interest and dividend income:
Interest on loans receivable	$44,948	$38,172	$6,776	17.75%
Interest and dividends on investment securities and FHLB stock	1,208	817	391	47.86%
Total interest and dividend income	46,156	38,989	7,167	18.38%
Interest expense:
Interest on certificates of deposit	7,617	5,917	1,700	28.73%
Interest on other deposits	974	656	318	48.48%
Interest on borrowings	899	210	689	328.10%
Total interest expense	9,490	6,783	2,707	39.91%
Net interest income	36,666	32,206	4,460	13.85%
Provision for loan losses (recovery)	1,249	1,716	(467)	(27.21%)
Net interest income after provision for loan losses	35,417	30,490	4,927	16.16%
Noninterest income:
Service charges and fees	845	909	(64)	(7.04%)
Brokerage commissions	533	547	(14)	(2.56%)
Late and prepayment charges	606	810	(204)	(25.19%)
Other	954	838	116	13.84%
Total noninterest income	2,938	3,104	(166)	(5.35%)
Noninterest expense:
Compensation and benefits	17,939	17,109	830	4.85%
Occupancy expense	6,673	5,825	848	14.56%
Data processing expenses	1,408	1,470	(62)	(4.22%)
Direct loan expenses	788	739	49	6.63%
Insurance and surety bond premiums	369	269	100	37.17%
Office supplies, telephone and postage	1,309	1,103	206	18.68%
FDIC deposit insurance assessment	272	250	22	8.80%
Charitable foundation contributions	—	6,293	(6,293)	100.00%
Professional fees	3,154	1,060	2,094	197.55%
Directors fees	277	289	(12)	(4.15%)
Marketing and promotional expenses	215	308	(93)	(30.19%)
Regulatory dues	238	262	(24)	(9.16%)
Other operating expenses	1,915	1,580	335	21.20%
Total noninterest expense	34,557	36,557	(2,000)	(5.47%)
Income (loss) before income taxes	3,798	(2,963)	6,761	(228.18%)
Provision for income taxes	1,121	1,424	(303)	(21.28%)
Net income (loss)	$2,677	$(4,387)	$7,064	(161.02%)
Earnings per share:
Basic	$0.15	$(0.16)	N/A	N/A
Diluted	$0.15	$(0.16)	N/A	N/A

PDL Community Bancorp and Subsidiaries

Key Metrics

	At or For the Years Ended December 31,
	2018	2017	2016	2015	2014
Performance Ratios:
Return on average assets	0.28%	(0.51%)	0.20%	0.35%	0.35%
Return on average equity	1.60%	(3.52%)	1.53%	2.76%	2.80%
Net interest rate spread (1)	3.57%	3.76%	3.82%	3.96%	4.26%
Net interest margin (2)	3.92%	4.02%	4.02%	4.14%	4.42%
Noninterest expense to average assets	3.56%	4.28%	3.84%	3.67%	3.59%
Efficiency ratio (3)	87.26%	103.53%	92.15%	86.23%	79.34%
Average interest-earning assets to average interest- bearing liabilities	134.52%	130.35%	123.84%	121.66%	119.27%
Average equity to average assets	17.26%	14.58%	12.81%	12.78%	12.58%
Capital Ratios:
Total capital to risk weighted assets (bank only)	19.39%	20.73%	19.21%	20.72%	20.32%
Tier 1 capital to risk weighted assets (bank only)	18.14%	19.48%	17.96%	19.46%	19.06%
Common equity Tier 1 capital to risk-weighted assets (bank only)	18.14%	19.48%	17.96%	19.46%	N/A
Tier 1 capital to average assets (bank only)	13.66%	14.67%	13.32%	13.67%	13.46%
Asset Quality Ratios:
Allowance for loan losses as a percentage of total loans	1.36%	1.37%	1.57%	1.64%	1.71%
Allowance for loan losses as a percentage of nonperforming loans	186.77%	97.05%	132.15%	99.78%	58.79%
Net (charge-offs) recoveries to average outstanding loans during the year	0.04%	(0.12%)	0.13%	(0.06%)	(0.30%)
Non-performing loans as a percentage of total loans	0.73%	1.41%	1.19%	1.65%	2.91%
Non-performing loans as a percentage of total assets	0.64%	1.23%	1.04%	1.35%	2.28%
Total non-performing assets as a percentage of total assets	0.64%	1.23%	1.04%	1.36%	2.30%
Total non-performing assets, accruing loans past due 90 days or more, and accruing troubled debt restructured loans as a percentage of total assets	1.63%	2.72%	3.50%	4.19%	5.33%
Other:
Number of offices	14	14	14	14	14
Number of full-time equivalent employees	181	177	174	175	164

(1)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of average interest-bearing liabilities.
(2)	Net interest margin represents net interest income divided by average total interest-earning assets.
(3)	Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.

PDL Community Bancorp and Subsidiaries

Loan Portfolio

	At December 31,
	2018		2017		2016		2015		2014
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Mortgage loans:
1-4 family residential
Investor Owned	$303,197	32.61%	$287,158	35.51%	$227,409	34.90%	$203,239	35.25%	$190,726	34.54%
Owner-Occupied	92,788	9.98%	100,854	12.47%	97,631	14.98%	106,053	18.39%	105,222	19.05%
Multifamily residential	232,509	25.01%	188,550	23.31%	158,200	24.28%	122,836	21.30%	110,978	20.10%
Nonresidential properties	196,917	21.18%	151,193	18.70%	121,500	18.64%	106,462	18.46%	111,806	20.24%
Construction and land	87,572	9.42%	67,240	8.31%	30,340	4.66%	22,883	3.97%	18,707	3.39%
Total mortgage loans	912,983	98.20%	794,995	98.30%	635,080	97.46%	561,473	97.37%	537,439	97.32%
Nonmortgage loans:
Business loans	15,710	1.69%	12,873	1.59%	15,719	2.41%	14,350	2.49%	14,206	2.57%
Consumer loans	1,068	0.11%	886	0.11%	843	0.13%	788	0.14%	614	0.11%
Total nonmortgage loans	16,778	1.80%	13,759	1.70%	16,562	2.54%	15,138	2.63%	14,820	2.68%
Total loans	929,761	100.00%	808,754	100.00%	651,642	100.00%	576,611	100.00%	552,259	100.00%

Net deferred loan origination costs	1,407		1,020		711		535		479
Allowance for losses on loans	(12,659)		(11,071)		(10,205)		(9,484)		(9,449)

Loans, net	$918,509		$798,703		$642,148		$567,662		$543,289

PDL Community Bancorp and Subsidiaries

Nonperforming Assets

	At December 31,
	2018	2017	2016	2015	2014
	(Dollars in thousands)
Nonaccrual loans:
Mortgage loans:
1-4 family residential
Investor owned	$205	$1,034	$809	$1,635	$2,721
Owner occupied	1,092	2,624	1,463	1,078	1,036
Multifamily residential	16	521	—	—	2,957
Nonresidential properties	706	1,387	1,614	1,660	72
Construction and land	1,115	1,075	1,145	637	259
Nonmortgage loans:
Business	—	147	22	13	14
Consumer	—	—	—	—	—
Total nonaccrual loans (not including non-accruing troubled debt restructured loans)	$3,134	$6,788	$5,053	$5,023	$7,059

Non-accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$1,053	$1,144	$1,240	$2,599	$4,585
Owner occupied	1,987	2,693	646	1,055	1,923
Multifamily residential	—	—	—	—	—
Nonresidential properties	604	783	783	828	2,427
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	79
Consumer	—	—	—	—	—
Total non-accruing troubled debt restructured loans	3,644	4,620	2,669	4,482	9,014
Total nonaccrual loans	$6,778	$11,408	$7,722	$9,505	$16,073

Real estate owned:
Mortgage loans:
1-4 family residential
Investor owned	$—	$—	$—	$—	$—
Owner occupied
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	76	162
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total real estate owned	—	—	—	76	162
Total nonperforming assets	$6,778	$11,408	$7,722	$9,581	$16,235

Accruing loans past due 90 days or more:
Mortgage loans:
1-4 family residential
Investor owned	$—	$7	$—	$—	$—
Owner occupied	—	—	—	—	—
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	126
Construction and land	—	—	—	—	1,257
Nonmortgage loans:
Business	—	—	—	—	600
Consumer	—	—	—	—	—
Total accruing loans past due 90 days or more	$—	$7	$—	$—	$1,983
Accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$5,192	$6,559	$6,422	$6,579	$5,179
Owner occupied	3,456	4,756	7,271	8,326	9,661
Multifamily residential	—	—	—	—	—
Nonresidential properties	1,438	1,958	4,066	4,186	3,590
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	374	477	593	814	970
Consumer	—	—	—	—	—
Total accruing troubled debt restructured loans	$10,460	$13,750	$18,352	$19,905	$19,400
Total nonperforming assets, accruing loans past due 90 days or more and accruing troubled debt restructured loans	$17,238	$25,165	$26,074	$29,486	$37,618
Total nonperforming loans to total loans	0.73%	1.41%	1.19%	1.65%	2.91%
Total nonperforming assets to total assets	0.64%	1.23%	1.04%	1.35%	2.28%
Total nonperforming assets, accruing loans past due 90 days or more and accruing troubled debt restructured loans to total assets	1.63%	2.72%	3.50%	4.19%	5.33%

PDL Community Bancorp and Subsidiaries

Average Balance Sheets

	For the Years Ended December 31,
	2018			2017			2016
	Average		Average	Average		Average	Average		Average
	Outstanding		Yield/Rate	Outstanding		Yield/Rate	Outstanding		Yield/Rate
	Balance	Interest	(1)	Balance	Interest	(1)	Balance	Interest	(1)
	(Dollars in thousands)
Interest-earning assets:
Loans	$867,030	$44,948	5.18%	$735,566	$38,172	5.19%	$605,878	$32,660	5.39%
Available-for-sale securities	26,424	381	1.44%	36,240	480	1.32%	70,142	1,012	1.44%
Other (2)	42,937	828	1.93%	29,289	389	1.33%	15,365	69	0.45%
Total interest-earning assets	936,391	46,157	4.93%	801,095	39,041	4.87%	691,385	33,741	4.88%
Non-interest-earning assets	33,610			53,809			33,759
Total assets	$970,001			$854,904			$725,144
Interest-bearing liabilities:
Savings accounts	$125,533	$766	0.61%	$128,282	$506	0.39%	$126,573	$327	0.26%
Interest-bearing demand	88,295	205	0.23%	74,824	146	0.19%	54,493	96	0.18%
Certificates of deposit	439,737	7,617	1.73%	387,232	5,917	1.53%	371,313	5,502	1.48%
Total deposits	653,565	8,588	1.31%	590,338	6,569	1.11%	552,379	5,925	1.07%
Advance payments by borrowers	7,762	4	0.05%	6,292	4	0.06%	4,770	4	0.09%
Borrowings	34,886	899	2.58%	17,955	262	1.46%	1,145	7	0.61%
Total interest-bearing liabilities	696,213	9,491	1.36%	614,585	6,835	1.11%	558,294	5,936	1.06%
Non-interest-bearing liabilities:
Non-interest-bearing demand	100,490	—		112,113	—		70,407	—
Other non-interest-bearing liabilities	5,859	—		3,578	—		3,519	—
Total non-interest-bearing liabilities	106,349	—		115,691	—		73,926	—
Total liabilities	802,562	9,491		730,276	6,835		632,220	5,936
Total equity	167,439			124,628			92,924
Total liabilities and total equity	$970,001		1.36%	$854,904		1.11%	$725,144		1.06%
Net interest income		$36,666			$32,206			$27,805
Net interest rate spread (3)			3.57%			3.76%			3.82%
Net interest-earning assets (4)	$240,178			$186,510			$133,091
Net interest margin (5)			3.92%			4.02%			4.02%
Average interest-earning assets to
interest-bearing liabilities			134.50%			130.35%			123.84%

(1)	Annualized where appropriate.
(2)	Includes FHLB demand accounts and FHLB stock dividends.
(3)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(4)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average total interest-earning assets.

PDL Community Bancorp and Subsidiaries

Average Balance Sheets

	For the Three Months Ended December 31,
	2018			2017
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans	$916,625	$12,026	5.21%	$807,932	$10,107	4.96%
Available-for-sale securities	23,477	82	1.39%	29,156	104	1.42%
Other (2)	36,481	218	2.37%	29,362	118	1.59%
Total interest-earning assets	976,583	12,326	5.01%	866,450	10,329	4.73%
Non-interest-earning assets	33,003			113,915
Total assets	$1,009,586			$980,365
Interest-bearing liabilities:
Savings accounts	$124,786	$263	0.84%	$125,422	$131	0.41%
Interest-bearing demand	99,115	55	0.22%	75,770	38	0.20%
Certificates of deposit	444,950	2,078	1.85%	400,818	1,599	1.58%
Total deposits	668,851	2,396	1.42%	602,010	1,768	1.17%
Advance payments by borrowers	8,999	1	0.04%	7,226	1	0.05%
Borrowings	49,296	321	2.58%	27,864	84	1.20%
Total interest-bearing liabilities	727,146	2,718	1.48%	637,100	1,853	1.15%
Non-interest-bearing liabilities:
Non-interest-bearing demand	107,145	—		129,593	—
Other non-interest-bearing liabilities	6,763	—		3,333	—
Total non-interest-bearing liabilities	113,908	—		132,926	—
Total liabilities	841,054	2,718		770,026	1,853
Total equity	168,532			210,339
Total liabilities and total equity	$1,009,586		1.48%	$980,365		1.15%
Net interest income		$9,608			$8,476
Net interest rate spread (3)			3.52%			3.58%
Net interest-earning assets (4)	$249,437			$229,350
Net interest margin (5)			3.90%			3.88%
Average interest-earning assets to interest-bearing liabilities			134.30%			136.00%

(1)	Annualized where appropriate.
(2)	Includes FHLB demand accounts and FHLB stock dividends.
(3)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(4)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average total interest-earning assets.